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                                                                    EXHIBIT 10.8


                              INDEMNITY AGREEMENT
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     THIS INDEMNITY AGREEMENT (this "Agreement"), made as of May __, 1998, from
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BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Guarantor"),
                                                                 ---------
having an office at 77 West Wacker Drive, Chicago, Illinois 60601, Attention:
Darryl W. Copeland, Jr., Telefax Number (312) 977-3699 to The Atrium of San Jose LLC, a Delaware limited liability company (the "Owner"), having an address c/o
                                                -----
Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, HEALTH CARE REALTY TRUST, a Maryland corporation ("Healthcare Realty"), having an office at 3310 West End, Suite 700,
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Nashville, Tennessee  37203, Attention: Roger West, Telefax Number (615) 269-
8461, KEY CORPORATE CAPITAL INC., a Michigan corporation ("Key"), having an office at 54 State Street, Albany, New York 12207, Attention: Key Global Transaction Support, Telefax Number (518) 487-4017, SELCO SERVICE CORPORATION, an Ohio corporation ("SELCO") having an office at c/o KeyCorp Leasing, 54 State
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Street, Albany, New York 12207, Attention: John State, Telefax Number (518) 487-
4017, and WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "Administrator") having an office at Rodney Square North, 1100 North Market
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Street, Wilmington, Delaware 19890-0001.

                                   RECITALS

     WHEREAS, the Owner is being formed to acquire certain real property located in San Jose, California more particularly described in and pursuant to a Purchase and Sale Agreement dated as of February 10, 1998 (the "P&S") between The Atrium Venture, a California limited partnership (the "Seller"), and the Guarantor, which P&S has been assigned by the Guarantor to Owner;

     WHEREAS, the Owner is acquiring the above-described property subject to existing mortgage indebtedness in favor of the Senior Lender;

     WHEREAS, in order to finance the acquisition of the purchase price payable pursuant to the P&S, SELCO, as the direct and indirect owner of one hundred percent (100%) of the membership interests in the Owner, has agreed to make an equity contribution to the Owner, such contribution to be made from the following sources: (i) the proceeds of a nonrecourse loan to be made to SELCO from HEALTHCARE REALTY in the amount of SIX MILLION EIGHT HUNDRED THOUSAND DOLLARS ($6,800,000) (the "A Investor Loan"), (ii) the proceeds of a nonrecourse loan to be made to SELCO from Key in the amount of SIX MILLION TEN THOUSAND SIX HUNDRED TWO AND 12/100 DOLLARS ($6,010.602.12) (the "B Investor Loan," and together with the A Investor Loan, the "Investor Loans"), and (iii) equity provided by SELCO from its own funds in the amount of NINE HUNDRED FIFTY FOUR THOUSAND DOLLARS ($954,000) (the "SELCO Contribution");
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     WHEREAS, the Owner and Brookdale Living Communities of California, Inc.
(the "Lessee") are entering into a certain Lease Agreement dated the date herewith (the "Lease"), pursuant to which Lessee shall lease, manage and operate the Leased Property;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

     Section 1.  Defined Terms.  Unless the context otherwise requires,
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capitalized terms used but not otherwise defined herein shall have the meanings provided therefore in the Lease.

     Section 2.  Indemnification.
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     (a) The Guarantor agrees to indemnify each Indemnified Party in the same manner and to the same extent as the Lessee has agreed to indemnify each Indemnified Party (as defined in the Lease) in Sections 8(a), 21 and 22 of the Lease, provided, however, that the foregoing indemnification obligation shall not give rise to any obligation on the part of the Guarantor to pay Base Rental, or Additional Rental or Termination Value under the Lease or the amounts described in Sections 2.4.4, 2.4.5 or 2.4.6 of the Participation Agreement.

     (b) Nothing in this Agreement shall be deemed to deprive any Indemnified Party of any rights or remedies provided to it elsewhere in this Agreement or in the other Transaction Documents or otherwise available to it under law.

     (c) With respect to those matters for which Guarantor has agreed to indemnify each Indemnified Party hereunder, and to the maximum extent permitted by applicable law, Guarantor waives and releases each Indemnified Party from any rights or defenses Guarantor may have under common law or Environmental Legal Requirements for liability arising from or resulting from the presence, use or release of Hazardous Materials except to the extent directly caused by the fraud, gross negligence or willful misconduct of any Indemnified Party.

     Section 3.  Payment.  All payments due to any Indemnified under this
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Agreement shall be payable to such Indemnified Party within ten (10) days after written demand therefor, and shall bear interest at the Default Rate from the date such payment is due until the date of payment.

     Section 4.  Governing Law.
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     (a) The parties agree that the State of California has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction
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governs this Agreement, and this Agreement shall be governed by and construed in accordance with the laws of the State of California.

     (b) Any legal suit, action or proceeding against any Indemnified Party or Guarantor arising out of or relating to this Agreement shall be instituted in any federal or state court in San Francisco, California, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Guarantor hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Guarantor does hereby designate and appoint Corporation Trust Company, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in San Francisco, California, and agrees that service of process upon said agent at said address (or at such other office in San Francisco, California as such agent shall designate in writing in accordance with the terms hereof) with a copy of same to Guarantor in the manner hereinafter described and written notice of said service of Guarantor mailed or delivered to Guarantor in the manner provided herein shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding in the State of California. Guarantor (i) shall give prompt notice to each Indemnified Party of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in San Francisco, California (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in San Francisco, California or is dissolved without leaving a successor.

     Section 5. Modification, Waiver in Writing. No modification, amendment,
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extension, discharge, termination or waiver of any provision of this Agreement or consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by the Indemnified Party against whom enforcement is sought or who would otherwise be adversely affected, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Guarantor shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances.

     Section 6.  Delay Not a Waiver. Neither any failure nor any delay on the
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part of any Indemnified Party in insisting upon strict performance of any term, condition, covenant or agreement or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, no Indemnified Party shall be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, or to declare a default for failure to effect prompt payment of any such other amount.

     Section 7.  Notices. All notices, consents, approvals and requests required
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or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United
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States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or
(d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, addressed if to Owner, Healthcare Realty, Key, SELCO or Administrator at their addresses set forth on the first page hereof, and if to Guarantor at its designated address set forth on the first page hereof, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 7. A copy of all notices, consents, approvals and
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requests directed to Guarantor shall be delivered concurrently to each of the following: Brookdale Living Communities of California, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Darryl W. Copeland, Jr., Telefax Number (312) 977-3699; Brookdale Living Communities of California, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Robert J. Rudnik, Esquire, Telefax Number (312) 977-3769; and Douglas E. Wambach, Burke, Warren, MacKay & Serritella, 330 North Wabash Avenue, 22nd Floor, Chicago, Illinois 60611-3607, Telefax Number (312) 840-7900. A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day; or (d) in the case of telecopier, upon receipt of answerback confirmation received prior to 5:00 p.m. local time on a Business Day or if confirmation received thereafter on the next succeeding Business Day, provided that such telecopied notice was also delivered as required in this Section 7. A party receiving a notice which does not comply
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with the technical requirements for notice under this Section 7 may elect to
                                                      ---------
waive any deficiencies and treat the notice as having been properly given.

     Section 8.  Trial by Jury. GUARANTOR AND EACH INDEMNIFIED PARTY, TO THE
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FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR
PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT.

     Section 9.  Successors and Assigns. All references to each "Indemnified
                 ----------------------
Party" hereunder shall be deemed to include the successors and assigns of each Indemnified Party, including any trustee or servicer.

     Section 10. Severability. Wherever possible, each provision of this
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 11. Heading and Recitals. The information set forth in the heading
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and recitals hereof are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.
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     Section 12.  Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 13.  Estoppel Certificates. Guarantor and the Indemnified Parties
                  ---------------------
each hereby agree at any time and from time to time upon not less than 15 days prior written notice by Guarantor or the Indemnified Parties to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the best knowledge of such certifying party, there exists any matter giving rise to a claim under Section 2, and, if so, specifying each such matter;
                             ---------
provided, however, that it shall be a condition precedent to the Indemnified
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Parties obligation to deliver the statement pursuant to this Section 13, that
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each Indemnified Party shall have received, together with Guarantor's request for such statement, an officer's certificate signed by an authorized officer of Guarantor stating that to the best of Guarantor's knowledge, no matter which could give rise to a claim under Section 2 exists as of the date of such
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certificate (or specifying each such matter).

     Section 14.  Survival. This Agreement shall survive (in perpetuity) the
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closing and disbursement of the funds evidenced by the Investor Loans and the termination of the Lease, reconveyance, discharge or foreclosure of the Leasehold Deed of Trust, conveyance by deed in lieu of foreclosure, transfer, and any subsequent conveyance of the Leased Property. Notwithstanding the foregoing, Guarantor shall not indemnify any Indemnified Party with respect to any losses or damages incurred in connection with, or as a direct result of, any or all of the matters described in Section 21(a) through Section 21(g) of the Lease to the extent that Guarantor can establish directly and solely that such losses or damages result from Hazardous Materials being placed on, above or under the Leased Property (a) by the affirmative act or gross negligence of such Indemnified Party or any employees, agents or bailees of such Indemnified Party or (b) subsequent to the termination of the Lease and sale or reletting of the Leased Property by Owner as provided in Section 32 of the Lease.

     Section 15.  Time of the Essence. Time is of the essence with respect to
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each and every covenant, agreement and obligation of Guarantor under this
Agreement.

     Section 16.  Liability. The liability of Guarantor under this Agreement
                  ---------
shall in no way be limited or impaired by (a) any amendment or modification of the Transaction Documents made in accordance therewith, (b) any extensions of time for performance required by any of the Transaction Documents, or (c) the release or substitution in whole or in part, of any security for the Senior Debt, the Investor Loans or other evidence of debt issued pursuant to the Transaction Documents; and in any of such cases, whether with or without notice to Guarantor and with or without consideration.

                       [Signature on the following page]
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                    [SIGNATURE PAGE TO INDEMNITY AGREEMENT]

     IN WITNESS WHEREOF, the Guarantor has caused this Indemnity Agreement to be duly executed by its duly authorized representative, all as of the day and year first above written.


                                       GUARANTOR:


                                       BROOKDALE LIVING COMMUNITIES, INC.,
                                       a Delaware corporation




                                       By:  ____________________________
                                            Name:
                                            Title: